UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2012

FIDELITY NATIONAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32630	16-1725106
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Riverside Avenue, Jacksonville, Florida 32204

(Address of principal executive offices, including zip code)

(904) 854-8100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01.	Other Events.

For purposes of the Registration Statement on Form S-3 filed with the Securities and Exchange Commission (the “SEC”) on June 1, 2011 (Registration No. 333-174650), as amended by Amendment No. 1 to Form S-3 filed with the SEC on June 3, 2011 (the “Registration Statement”), of Fidelity National Financial, Inc. (the “Company”), the Company’s computation of the Ratio of Earnings to Fixed Charges for the years ended December 31, 2007, 2008, 2009, 2010 and 2011, and the six months ended June 30, 2011 and 2012, is filed herewith as Exhibit 12.1 and is incorporated by reference into this Current Report on Form 8-K and the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is being filed herewith:

(12.1)	Computation of the Ratio of Earnings to Fixed Charges for the years ended December 31, 2007, 2008, 2009, 2010 and 2011, and the six months ended June 30, 2011 and 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIDELITY NATIONAL FINANCIAL, INC.

Date: August 21, 2012	By:	/s/ Anthony J. Park
Anthony J. Park
Chief Financial Officer

FIDELITY NATIONAL FINANCIAL, INC.

Exhibit Index to Current Report on Form 8-K

Dated August 21, 2012

Exhibit Number

(12.1)	Computation of the Ratio of Earnings to Fixed Charges for the years ended December 31, 2007, 2008, 2009, 2010 and 2011, and the six months ended June 30, 2011 and 2012.